INCOME TAXES	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Income Tax Disclosure [Abstract]
INCOME TAXES
8. INCOME TAXES
The Company estimates an annual effective income tax rate based on projected results for the year and applied the rate to net income or (loss) before taxes to calculate income tax expense or (benefit). When applicable, the income tax provision also includes adjustments for discrete tax items. Any refinements made due to subsequent information that affects the estimated annual effective income tax rate are reflected as adjustments in the current period. For the nine months ended September 30, 2024 the Company recognized no income tax expense from continuing operations, and income tax benefit (expense) from continuing operations recognized for the nine months ended September 30, 2023 was immaterial.

9. INCOME TAXES
The tax provision for income taxes from continuing operations consisted of the following (in thousands):

	December 31,
	2023	2022
Current tax (benefit) provision:
Federal	$(1)	$—
State	16	14

Total current tax provision	15	14
Deferred tax provision:
Federal	—	—
State	—	—

Total deferred tax provision	—	—

Total tax provision	$15	$14

The Company accounts for income taxes under ASC 740. Deferred income tax assets and liabilities are determined based upon differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.
The following table provides a reconciliation between income taxes from continuing operations computed at the federal statutory rate and the provision for income taxes (in thousands):

	Years Ended December 31,
	2023	2022
		(As Restated)
Federal income taxes at 21% for 2023 and 2022	$(5,264)	$(4,559)
State income tax, net of federal benefit	(241)	(158)
Nondeductible expenses	234	365
Tax credits	(1,096)	(1,092)
Rate change	(54)	491
Change in valuation allowance	5,861	(22,218)
Reserve for uncertain tax positions	273	(10,346)
162m deferred tax asset limitation	128	82
382 NOL and tax credit limitation	—	37,513
Expired stock awards	174	1,052
Other	—	(1,116)

Income tax expense	$15	$14

Current year tax expense is primarily the result of capitalized Internal Revenue Code, or IRC, Section 174 research and development expenditures, effective January 1, 2022, creating taxable income which can be offset with net operating losses and credits that are limited in use by IRC Sections 382 and 383.
The income tax expense from discontinued operations for the years ended December 31, 2023 and 2022 of $0.4 million and $0.3 million, respectively, are not included in the above income tax provision from continuing operations.

Significant components of the Company’s net deferred tax assets are as follows (in thousands):

	December 31,
	2023	2022
		(As Restated)

Deferred tax assets:
Net operating losses	$35,506	$42,043
Tax credits	9,747	9,327
Intangibles	136	160
Capitalized R&D	25,871	14,706
Stock compensation	1,424	1,385
Lease liabilities	1,112	275
Deferred revenue	5,951	5,620
Accrued indirect tax liabilities	4,114	2,617
Other	725	1,018

Total deferred tax assets	84,586	77,151
Less valuation allowance	(83,086)	(76,713)

Deferred tax assets, net of valuation allowance	1,500	438
Deferred tax liabilities:
Prepaid expenses	(214)	(189)
Capitalized inventory costs	(244)	—
Right-of-use assets	(1,042)	(249)

Total deferred tax liabilities	(1,500)	(438)

Net deferred tax assets	$—	$—

The deferred income tax assets and liabilities associated with discontinued operations remain in the Company’s consolidated balance sheets rather than being included in the assets and liabilities for discontinued operations, as the sale of rezafungin is structured as a sale of assets. These deferred income tax assets and liabilities associated with discontinued operations will be realized upon the sale of the assets.
At December 31, 2023, the Company had federal and state tax net operating loss carryforwards of approximately $153.8 million and $131.2 million, respectively. The federal and state net operating loss carryforwards begin to expire in 2035 and 2029, respectively, unless previously utilized. The Company also has federal research and development credit and orphan drug credit carryforwards totaling $9.5 million and state research and development credit carryforwards totaling $5.3 million. The federal research and development credit and orphan drug credit carryforwards begin to expire in 2035, unless previously utilized. The state research and development credit carryforwards begin to expire in 2029, with the exception of $5.3 million which have no expiration date.
Management assesses the available positive and negative evidence to estimate if sufficient future taxable income will be generated to use the existing deferred tax assets. Based on the weight of all evidence, including a history of operating losses, management has determined that it is more likely than not that the net deferred tax assets will not be realized. The valuation allowance increased by $6.4 million in 2023 and decreased by $19.7 million in 2022.
Future utilization of the Company’s net operating loss and tax credit carryforwards to offset future taxable income may be subject to an annual limitation, pursuant to IRC Sections 382 and 383, as a result of ownership changes that may have occurred or that could occur in the future. An ownership change occurs when a cumulative change in ownership of more than 50% occurs within a three-year period. The Company has completed an IRC Section 382/383 analysis regarding the limitation of net operating loss and research and development credit carryforwards through 2023 and has adjusted the attributes for their estimated limitation.

The Company recognizes a tax benefit from an uncertain tax position when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits. Income tax positions must meet a more likely than not recognition at the effective date to be recognized. At December 31, 2023 and 2022, the unrecognized tax benefits recorded were approximately $11.5 million and $11.0 million, respectively. Approximately $9.7 million of the unrecognized tax benefits would reduce the Company’s annual effective tax rates, if recognized, subject to the valuation allowance. The Company adjusted the uncertain tax position in the current year on certain attributes related to the IRC Section 382/383 analysis performed in the current year. The Company does not anticipate a significant change in the unrecognized tax benefits within the next 12 months.
A reconciliation of the beginning and ending amount of gross unrecognized tax benefits for 2023 and 2022 is as follows (in thousands):

	Years Ended December 31,
	2023	2022
		(As Restated)

Balance as of the beginning of the year	$11,015	$23,990
Increases related to current year tax positions	552	497
Decreases related to prior year tax positions	(47)	(13,472)

Balance as of the end of the year	$11,520	$11,015

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by the U.S. and state jurisdictions where applicable. There are currently no pending income tax examinations. The Company’s tax years from inception in 2013 are subject to examination by the federal and state tax authorities due to the carryforward of unutilized net operating losses and research and development credits. The Company’s practice is to recognize interest and penalties related to income tax matters in income tax expense. The Company has not recognized interest or penalties since inception.